BANCROFT FUND LTD. One Corporate Center Rye, NY 10580-1422 t 914.921.5070 www.gabelli.com

PRESS RELEASE

For Immediate Release

BANCROFT FUND LTD.

SUSPENDS RIGHTS OFFERING FOR COMMON SHARES

Rye, NY – March 16, 2020 – The Bancroft Fund Ltd. (NYSE American: BCV) (the “Fund”) has suspended until further notice the previously announced transferable rights offering that would allow the Fund’s common shareholders to acquire additional common shares.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and any prospectus supplement would contain this and additional information about the Offering if the Offering were to move forward again in the future, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when and if available, please contact the Fund at 800-GABELLI or 914-921-5070. There is no assurance that the Offering will move forward again in the future.

# # #

About Bancroft Fund Ltd.

Bancroft Fund Ltd. is a diversified, closed-end management investment company with $151 million in total net assets. BCV invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation, objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

About GAMCO Investors

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.), mutual funds and closed-end funds (Gabelli Funds, LLC). As of December 31, 2019, GAMCO Investors had $36.5 billion in assets under management.

Investor Contact

Laurissa Martire at (914) 921-5399 or lmartire@gabelli.com

NYSE American – BCV

CUSIP – 059695106